EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the period ending December 31, 2021 of Integrated Rail and Resources Acquisition Corp. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chris A. Bertel, Chief Financial Officer and Senior Vice President of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2022	/s/ Chris A. Bertel
Chris A. Bertel
Chief Financial Officer and Senior Vice President
(Principal Financial and Accounting Officer)